SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY LIFETIME RESERVESSM,
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT I

DATED APRIL 30, 2004

The prospectus is supplemented to clarify the charges taken by the Company to pay state or local taxes assessed as a percentage of premiums paid.

1. Under "Benefits Summary - - Application and Premiums," the fourth paragraph is revised to read as follows:

Use of Premiums. Generally, we credit premium payments, less applicable state taxes, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

2. Under "Risk/Benefit Summary: Fee Tables," the description and the first table entitled "Transaction Fees" are revised to read as follows:

RISK/BENEFIT SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, pay premiums, surrender the Policy, or transfer assets between the Investment Options.

TRANSACTION FEES

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
State Tax Charge[1]	Upon any premium payment	2.25% - 3.5% of premium payment, based on applicable state tax rate
Sales Charges (Loads)	N/A	None
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option exchanges above 12 per year	Up to $20 (Not currently charged)
Fidelity VIP Sector Funds' Short-Term Redemption Fee[3]	Upon redemptions from Funds within 60 days after purchase (including Exchanges)	1% of amount redeemed

1 This charge is for applicable state taxes assessed as a percentage of premiums received by the Company. Applicable state taxes vary from jurisdiction to jurisdiction, and are subject to change in the event of a change in applicable tax rate. The Company will charge only the applicable tax rate. We currently deduct only for state taxes, and not local taxes. We may begin charging for local taxes in the future, but will only do so after providing written notice to Owners. See "State Tax Charge," below.

2 You may generally make Investment Option exchanges on up to 12 business days per calendar year free of charge.

3 Investments in the Fidelity VIP sector funds exchanged or withdrawn in less than 60 days will be assessed a 1% redemption fee by the Fund, which is retained by the Fund.

3. Under "Charges and Deductions," section 2 is revised to read as follows:

2. STATE TAX CHARGE. We deduct a tax charge from each Premium payment to pay applicable state taxes that are assessed as a percentage of premiums received by the Company. We do not currently deduct any taxes assessed by municipalities or other governmental entities, but we have the contractual right to do so if we provide you with advance written notice. State taxes vary by jurisdiction, and change from time to time. Applicable state taxes currently range from 2.25% to 3.5%. We charge only the applicable tax rate.

We credit the amount remaining after deduction of State Tax Charge (the "Net Premium") to your Policy Account Value according to your allocation instructions.

4. Under "Loans - - Repayment" the last paragraph is revised to read as follows:

Making premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike premium payments, are not subject to the State Tax Charge and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a premium payment.

5. Under "Glossary" the definition of "Net Premium" is revised to read as follows, the definition "Premium Tax" is deleted, and the definition "State Tax Charge" is added:

Net Premium: The remaining premium payment amount after we deduct the State Tax Charge.

State Tax Charge: A charge assessed by the Company to pay applicable state or local taxes assessed as a percentage of premiums received by the Company. See "State Tax Charge."

VUL-PTS-0501 February 4, 2005
1.812082.100